UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2021

Sundance Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36302	61-1949225
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 700 Denver, CO	80265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 543-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SNDE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 9, 2021, Sundance Energy Inc., a Delaware corporation (the “Parent” or “we”), and each of its direct and indirect subsidiaries (collectively with the Parent, the “Company”) entered into a Restructuring Support Agreement (the “RSA”) with (i) the administrative agent under the Company’s revolving credit facility (the “RBL Facility”); (ii) certain lenders under the RBL Facility party thereto (the “Consenting RBL Lenders”); (iii) the administrative agent under the Company’s term loan credit facility (the “Term Loan Facility”); and (iv) certain lenders under the Term Loan Facility party thereto (the “Consenting Term Lenders”).

As set forth in the RSA, including in the exhibits attached thereto (the “Exhibits”), the parties to the RSA have agreed to the principal terms of a proposed financial restructuring (the “Transaction”) of the Company. The Transaction is contemplated to be implemented through a joint prepackaged chapter 11 plan of reorganization (the “Plan”) to be implemented through voluntary cases (the “Cases”) to be commenced by the Company under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). Capitalized terms used herein but not defined have the meaning given to such terms in the RSA.

The RSA and the Exhibits provide, among other things, as follows:

•	DIP Facility and Cash Collateral. The Cases shall be funded with cash-on-hand and a new junior priority debtor-in-possession credit facility (the “DIP Facility”), with Morgan Stanley Capital Administrators Inc., as administrative agent, and the Consenting Term Lenders, having a principal amount of $45.0 million, subject to increase by a maximum of $5.0 million as a result of certain case extension draws permitted thereunder.

•	Exit Facilities. On the effective date of the Plan, the Reorganized Company shall enter into the following exit facilities:

(a)	Exit RBL Facility: The Reorganized Company and each lender under the RBL Facility that elects to participate in the Exit RBL Facility shall enter into a new reserve-based revolving credit facility (the “Exit RBL Facility”) having a borrowing base of $107.5 million (inclusive of a $20.0 million letter of credit subfacility) minus the Initial Third Out Term Loan Amount (as defined below);

(b)	The Reorganized Company and each lender under the RBL Facility that elects to participate in the Exit RBL Facility shall enter into a new first lien second out term loan facility (the “Exit Second Out Term Loan Facility”) having a principal amount of $30.0 million; and

(c)	The Reorganized Company and each lender under the RBL Facility that elects not to participate in the Exit RBL Facility or otherwise votes to reject the Plan or abstains from voting on the Plan (each such lender, a “Non-Participating RBL Lender”), if any, shall be deemed to enter into a new first lien third out term loan facility (the “Exit Third Out Term Loan Facility”) having a principal amount equal to the amount allowed RBL Claims (as defined below) held by Non-Participating RBL Lenders (the “Initial Third Out Term Loan Amount”).

•	Distributions to Holders of Claims and Equity Interests. The Plan shall provide for the following distributions to holders of claims and equity interests:

(a)	All allowed administrative expense claims, priority tax claims, other priority claims, and other secured claims shall be paid in full (or will receive such other treatment rendering such claims unimpaired).

(b)	DIP Facility Claims: On the effective date of the Plan, each holder of an allowed claim under the DIP Facility shall receive its pro rata share of 38.0338% of the shares of common stock of the reorganized Parent authorized to be issued pursuant to the Plan and the new or amended organizational documents of the reorganized Parent (the “New Common Equity Interests”) issued on the effective date of the Plan, prior to dilution by the MIP Equity (as defined below) (the “New Common Equity Interests DIP Pool”); provided that in the discretion of the Required Consenting Term Lenders, the New Common Equity Interests DIP Pool shall be increased to include equity to be issued in exchange for Case Extension Loans (if any) (as defined in the DIP Facility loan documents), which will be subject to dilution by the MIP Equity.

(c)	RBL Claims: On the effective date of the Plan, with respect to the holders of claims under the RBL Facility (the “RBL Claims”):

(i)	each holder of an allowed RBL Claim that votes to accept the Plan that is not otherwise a Non-Participating RBL Lender shall receive: (1) its pro rata share (determined in accordance with the Plan) of the loans under the Exit RBL Facility; (2) its pro rata share (determined in accordance with the Plan) of the loans under the Exit Second Out Term Loan Facility; and (3) its pro rata share (determined in accordance with the Plan) of an amount equal to the payment in full in cash of the portion of allowed RBL Claims equal to the difference between (x) the amount of allowed RBL Claims minus (y) $122.5 million (the “Cash Paydown”).

(ii)	each Non-Participating RBL Lender shall receive: (1) loans under the Exit Third Out Term Loan Facility in a principal amount equal to the amount of such holder’s allowed RBL Claim, minus the amount of Cash Paydown received by such holder; and (2) its pro rata share (determined in accordance with the Plan) of the Cash Paydown.

(d)	Term Loan Claims: On the effective date of the Plan, each holder of an allowed claim under the Term Loan Facility shall receive its pro rata share of 61.9662% of the New Common Equity Interests issued on the effective date of the Plan, prior to dilution by the MIP Equity and equity issued in exchange for Case Extension Loans (if any) (which shall be subject to dilution by the MIP Equity).

(e)	General Unsecured Claims: The legal, equitable, and contractual rights of holders of general unsecured claims will be unaltered by the Plan. Except to the extent that a holder of an allowed general unsecured claim has already been paid during the Cases or such holder agrees to less favorable treatment, each holder of an allowed general unsecured claim shall receive, at the option of the Company or the Reorganized Company, as applicable, and with the consent of the Required Consenting Term Lenders: (1) if such allowed general unsecured claim is due and payable on or before the effective date of the Plan, payment in full, in cash, of the due and unpaid portion of such allowed general unsecured claim on the effective date; (2) if such allowed general unsecured claim is not due and payable before the effective date of the Plan, payment in the ordinary course of business consistent with past practices; or (3) such other treatment, as may be agreed upon in writing by the Company or the Reorganized Company (as applicable), the Required Consenting Term Lenders, and the holder of such general unsecured claim, such that the allowed general unsecured claim will be rendered unimpaired in accordance with section 1124 of the Bankruptcy Code.

(f)	Old Parent Interests: On the effective date of the Plan, all existing common stock in the Parent (the “Old Parent Interests”) shall be cancelled, and each holder of an Old Parent Interest will not receive any distribution or retain any property on account of such Old Parent Interest. Upon the cancellation of the Old Parent Interests, the Parent will cease to be a publicly-traded company.

•	Management Incentive Plan: On the effective date of the Plan, the reorganized Parent shall enter into a management incentive plan, which shall (i) provide for the grant of 6% of the New Common Equity Interests (which may be in the form of a combination of options, restricted stock units, and/or other full value or appreciation awards exercisable, exchangeable, or convertible into such New Common Equity Interests) on a fully diluted basis (the “MIP Equity”) to certain members of senior management, to be allocated as determined by the New Board (as defined below) and (ii) otherwise contain terms and conditions (including the form of awards, allocation of awards, vesting and performance metrics) that are customary for similar type equity plans and acceptable to the Reorganized Company and the Required Consenting Term Lenders.

•	Milestones: The Company has agreed to comply with the following milestones with respect to the Transaction:

(a)	on or prior to March 10, 2021, the Company shall have commenced solicitation of votes to accept or reject the Plan from the lenders under the RBL Facility and the lenders under the Term Loan Facility (the “Solicitation Commencement Date”);

(b)	on or prior to the Company commencing the Cases (the “Petition Date”), the Exit Debt Commitment Letter shall have been executed and delivered by all parties thereto;

(c)	within two (2) business days of the Solicitation Commencement Date, the Petition Date shall have occurred;

(d)	no later than one (1) calendar day after the Petition Date, the Company shall have filed with the Bankruptcy Court (as defined below) (i) a motion seeking entry of the Financing Orders, (ii) the Plan and related disclosure statement, and (iii) a motion seeking approval of the Plan and related disclosure statement and the solicitation materials and procedures set forth therein;

(e)	no later than three (3) business days after the Petition Date, the Bankruptcy Court shall have entered (i) the Interim Financing Order and (ii) an order scheduling the combined hearing and granting conditional approval of the disclosure statement;

(f)	no later than forty-five (45) calendar days after the Petition Date, the Bankruptcy Court shall have entered the Final Financing Order;

(g)	no later than forty-five (45) calendar days after the Petition Date, the Bankruptcy Court shall have entered an order approving the disclosure statement on a final basis and confirming the Plan (the “Combined Disclosure Statement and Confirmation Order”); and

(h)	no later than fourteen (14) calendar days after the date of entry of the Combined Disclosure Statement and Confirmation Order, all conditions to the effectiveness of the Plan shall have been satisfied or waived in accordance with the terms of the Plan.

•	Forbearance. The Consenting RBL Lenders and the Consenting Term Lenders have agreed to forbear from exercising rights and remedies while the RSA remains in full force and effect.

•	The Governance Term Sheet: The Governance Term Sheet summarizes certain material terms in respect of the corporate governance of the reorganized Parent, including without limitation the following:

(a)	the size of the board of managers of the Parent will be 4 members (the “New Board”);

(b)	equityholders owning (a) at least 75% of the New Common Equity Interests held on the effective date of the Plan or (b) at least 20% of the outstanding New Common Equity Interests (each, an “Equityholder”), will have the right to appoint a member to the New Board; and

(c)	Equityholders will be entitled to certain customary rights, including consent rights, information rights, tag-along rights, drag-along rights, preemptive rights and a right of first offer on any transfer.

The foregoing description of the RSA does not purport to be complete and is qualified in its entirety by reference to the full text of the RSA, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

Any new securities to be issued pursuant to the restructuring transactions will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, but will be issued pursuant to an exemption from such registration provided in the Bankruptcy Code. Such new securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. This Current Report on Form 8-K does not constitute an offer to sell or buy, nor the solicitation of an offer to sell or buy, any securities referred to herein, nor is this Current Report on Form 8-K a solicitation of consents to or votes to accept any chapter 11 plan. Any solicitation or offer will only be made pursuant to a confidential offering memorandum and disclosure statement and only to such persons and in such jurisdictions as is permitted under applicable law.

Item 1.03	Bankruptcy or Receivership.

On March 9, 2021, the Company filed voluntary petitions for relief (collectively, the “Petitions”) under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (Houston) (the “Bankruptcy Court”). In addition to the Petitions, the Company has filed, among other things, a motion with the Bankruptcy Court seeking to jointly administer the Cases under the caption “In re: Sundance Energy Inc., et al.”

The Company also filed with the Bankruptcy Court the Plan, as contemplated by the RSA. The Company will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court.

The Cases were filed in order to effectuate the Company’s Plan. Copies of the Plan and further information about the Cases can be found at https://cases.primeclerk.com/sundanceenergy.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Cases described above in Item 1.03 constitutes an event of default under the following debt instruments (the “Debt Instruments”). Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the filing of the Petitions and the holders’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

•	Credit Agreement, dated July 18, 2018, by and among the Parent, Sundance Energy, Inc., as borrower, the guarantors party thereto from time to time, Toronto Dominion (Texas) LLC, as successor administrative agent to Natixis, New York Branch, and the lenders party thereto from time to time (as amended, restated, supplemented, replaced or otherwise modified from time to time).

•	Credit Agreement, dated as of April 23, 2018, by and among the Parent, Sundance Energy, Inc., as borrower, the guarantors party thereto from time to time, Morgan Stanley Capital Administrators Inc., in its capacity as administrative agent, and the lenders party thereto from time to time (as amended, supplemented or otherwise modified from time to time).

Item 7.01	Regulation FD.

On March 9, 2021, the Company issued a press release announcing the filing of the Petitions with the Bankruptcy Court. A copy of the press release is being furnished as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

This information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Parent’s filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such statements reflect management’s current expectations based on currently available information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. These forward-looking statements are identified by the use of the words “project,” “believe,” “estimate,” “expect,” “anticipate,” “intend,” “contemplate,” “foresee,” “would,” or other similar words. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things the risk related to the impact of the COVID-19 pandemic in geographic regions or markets served by us, or where our operations are located, including the risk of global recession and the other risk factors that have been listed from time to time in the Parent’s SEC reports, including but not limited to the Parent’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed Form 10-Q or Form 8-K.

You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include, but are not limited to: the ability to confirm and consummate a plan of reorganization in accordance with the terms of the RSA; risks attendant to the bankruptcy process, including our ability to obtain court approvals with respect to motions filed in the Cases, the outcomes of court rulings and the Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Cases and restrictions imposed by the applicable courts; and the other factors listed in our reports filed with the SEC from time to time. All forward-looking statements included in this notification should be considered in the context of these risks. Except as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
10.1	Restructuring Support Agreement, dated March 9, 2021 by and among the Parent, each direct and indirect subsidiary of the Parent, the administrative agent under the RBL Facility, the Consenting RBL Lenders, the administrative agent under the Term Loan Facility, and the Consenting Term Lenders.
99.1	Press Release, dated March 9, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNDANCE ENERGY INC.

Date: March 10, 2021	By:	/s/ Cathy L. Anderson
		Name:	Cathy L. Anderson
		Title:	Chief Financial Officer